Taxes - Schedule of Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Deferred tax assets:
Net operating loss carry-forwards	$ 367,554	$ 5,049
Inventory written down	119,930	144,106
Allowance for credit losses	12,458	19,008
Total	499,942	168,163
Valuation allowance	(378,620)	(15,688)	$ (14,248)
Total deferred tax assets, net	$ 121,322	$ 152,475